Exhibit 10.53
EXECUTION VERSION
THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2024, is made by and among UGI Energy Services, LLC, a Pennsylvania limited liability company (the “Borrower”), the other Loan Parties party hereto, and HSBC Bank USA, N.A. (as successor to Credit Suisse AG, Cayman Islands Branch), as Administrative Agent under the Existing Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Credit Agreement dated as of August 13, 2019 (as amended by that certain First Amendment to Credit Agreement, dated February 23, 2023, that certain Second Amendment to Credit Agreement, dated June 28, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
(2)    The Administrative Agent and the Borrower acting together have identified an omission in the Existing Credit Agreement, in that the definition of “Term SOFR” is missing the 0.00% interest rate floor that was intended and was identified in the marketing materials for the 2024 Refinancing Term Loans.
(3)    Pursuant to Section 9.02(e) of the Existing Credit Agreement, the Borrower and the Administrative Agent desire to correct the omission identified in the preceding preliminary statement through this Amendment, which shall become effective at the Third Amendment Effective Date (as defined below).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Amendment. The definition of “Term SOFR” in Section 1.01 of the Existing Credit Agreement is hereby amended to add the following sentence at the end of such definition, with retroactive effect on, as of and after the Second Amendment Effective Date:
“If Term SOFR determined as provided above shall ever be less than 0.00%, then Term SOFR shall be deemed to be 0.00%.”
SECTION 2.Representations and Warranties. Each Loan Party represents and warrants that as of the Third Amendment Effective Date:
(a)This Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders of such Loan Party. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (y) the need for filings and registrations necessary to perfect the Liens on the Collateral, if any, granted by the Loan Parties in favor of the Secured Parties.
(b)the execution, delivery or performance by any Loan Party of this Amendment and compliance by it with the terms and provisions hereof, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) filings and registrations necessary to perfect the Liens on the Collateral, if any, granted by the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties and (ii) such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries other than Liens securing the Obligations and the “Obligations” under (and as defined in) the Revolving Credit Agreement.
(c)[reserved];
(d)[reserved];
(e)as of the Third Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects; and
(f)this Amendment is permitted under Section 9.02(e) of the Existing Credit Agreement.
SECTION 3.Conditions to Effectiveness on the Refinancing Effective Date. This Amendment shall become effective on and as of the Business Day (such date, the “Third Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received counterparts of this Amendment, duly executed and delivered by (i) the Administrative Agent and (ii) the Borrower and each Guarantor.
SECTION 4.[Reserved].
SECTION 5.Reaffirmation. Each of the Loan Parties as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, Collateral Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

SECTION 6.Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Time, each reference in the Amended Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the Third Amendment Effective Date, this Amendment shall be a Loan Document under the Existing Credit Agreement and the Amended Credit Agreement.
(a)The Security Documents and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (which, for the avoidance of doubt, include the Obligations in respect of the 2024 Refinancing Term Loans incurred under this Amendment) of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 7.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.
SECTION 8.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except in accordance with the terms of the Amended Credit Agreement. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
SECTION 10.WAIVER OF JURY TRIAL. Section 9.10 of the Existing Credit Agreement is hereby incorporated mutatis mutandis.
SECTION 11.No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.
SECTION 12.Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UGI ENERGY SERVICES, LLC By: /s/Joseph L. Hartz [JAM] Name: Joseph L. Hartz Title: President

GHI ENERGY, LLC
HOMESTEAD HOLDING COMPANY
PENNANT MIDSTREAM, LLC
UGI AG-GRID, LLC
UGI APPALACHIA, LLC
UGI BETHLEHEM LNG, LLC
UGI BIOFUELS, LLC
UGI CARLISLE LNG, LLC
UGI DAKOTA, LLC
UGI GATHERING, LLC
UGI GIBRALTAR GATHERING, LLC
UGI HAMILTON, LLC
UGI LNG, INC.
UGI MANNING LNG, LLC
UGI MARCELLUS, LLC
UGI MORAINE EAST GATHERING, LLC
UGI MT. BETHEL PIPELINE COMPANY, LLC
UGI NEO, LLC
UGI PEAKING, LLC
UGI PINE RUN, LLC
UGI PONDEROSA, LLC
UGI PROPANE AIR, LLC
UGI STEELTON LNG, LLC
UGI STORAGE COMPANY
UGI SUNBURY, LLC
UGI TRANSMISSION, LLC
UGID SOLAR, LLC

By:/s/Joseph L. Hartz [JAM]
Name:     Joseph L. Hartz
Title:     President

[Signature Page to Third Amendment to Credit Agreement]

UGI PENNEAST, LLC
By: UGI Transmission, LLC, its sole member

By: /s/Joseph L. Hartz [JAM]
Name:     Joseph L. Hartz
Title:     President

PENNANT FIELD GATHERING, LLC
PENNANT NGL, LLC
PENNANT PROCESSING, LLC
PENNANT RESIDUE GATHERING, LLC
PENNANT TRUNKLINE GATHERING, LLC
By:    Pennant Midstream, LLC, its sole member
By: /s/Joseph L. Hartz [JAM]
Name:     Joseph L. Hartz
Title:     President

UGI BROAD MOUNTAIN RNG, LLC
By:    UGI Biofuels, LLC, its sole member

By: /s/Joseph L. Hartz [JAM]
Name:     Joseph L. Hartz
Title:     President

[Signature Page to Third Amendment to Credit Agreement]

HSBC BANK USA, N.A., as Administrative Agent

By: /s/ Ershad Sattar
    Name: Ershad Sattar
    Title: Vice President

[Signature Page to Third Amendment to Credit Agreement]